SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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INTERVIDEO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERVIDEO, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 9, 2005

To the Stockholders of InterVideo, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of InterVideo, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, June 9, 2005, at 10:00 a.m., local time, at 46430 Fremont Boulevard, Fremont, California 94538, USA, for the following purposes:

1. To elect two (2) directors to serve for three years or until their respective successors are duly elected and qualified.

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 15, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose, as instructed on the proxy card. Any stockholder attending the meeting may vote in person even if he or she has already returned a proxy.

By Order of the Board of Directors,

/s/ Randall Bambrough

Randall Bambrough

Corporate Secretary

Fremont, California

May 9, 2005

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

INTERVIDEO, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of InterVideo, Inc. (the “Company”), for use at the Annual Meeting of Stockholders to be held on June 9, 2005, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 46430 Fremont Boulevard, Fremont, California 94538, USA. The telephone number is (510) 651-0888.

These proxy solicitation materials were mailed on or about May 9, 2005 to all stockholders of record at the close of business on April 15, 2005 (the “Record Date”). A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2004 (“Fiscal 2004”), including financial statements, was sent to the stockholders prior to or concurrently with this Proxy Statement.

Record Date; Outstanding Shares

Common Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the Record Date, 13,848,513 shares of the Company’s Common Stock were issued and outstanding.

Deadline for Receipt of Stockholder Proposals for Fiscal 2005

Proposals of stockholders of the Company which are to be presented by such stockholders at the Company’s Annual Meeting for the fiscal year ended December 31, 2005 (“Fiscal 2005”) must meet the stockholder proposal requirements contained in Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and must be received by the Company no later than January 10, 2006 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting. Such stockholder proposals should be submitted to the Company’s principal executive offices located at 46430 Fremont Boulevard, Fremont, CA 94538, Attention: Randall Bambrough, Corporate Secretary.

If a stockholder wishes to present a proposal at the Company’s Fiscal 2005 annual meeting, and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company’s Bylaws (the “Bylaw Deadline”), as described below in the section entitled “Other Matters.” If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

The Securities and Exchange Commission (“SEC”) rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the Fiscal 2005

annual meeting is March 25, 2006 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s Fiscal 2005 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year’s annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

Revocability of Proxies

Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company, currently Randall Bambrough, at or before the taking of the vote at the Annual Meeting, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

Voting and Solicitation

Each share of common stock has one vote, as provided in the Company’s Amended and Restated Certificate of Incorporation. The Common Stock votes together as a single class on all matters covered by this proxy statement. Accordingly, a total of 13,848,513 votes may be cast at this meeting with respect to each proposal.

The cost of any proxy solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or letter.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the Votes Cast with respect to a proposal. In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal as to which the abstention is made.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of an amendment to an option plan). Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors (the “Board”) currently consists of 5 persons. Two positions on the Board are to be elected at this meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for Henry Shaw and Joseph Zaelit. In the event additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in such a manner as will ensure the election of Messrs. Shaw and Zaelit. In the event that any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The term of office of Messrs. Shaw and Zaelit shall continue until the Annual Meeting of Stockholders held in 2008 or until their respective successor has been elected and qualified.

The names of each of the Company’s directors and the nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Principal Occupation
Steve Ro	47	1998	Chairman of the Board, President and Chief Executive Officer
George Haber(2)	51	2001	Director
Joseph Liu(1)(2)(3)	53	2001	Director
Henry Shaw(1)(2)	50	2000	Director/Nominee
Joseph Zaelit(1)(2)(3)	60	2003	Director/Nominee

(1)	Member of our Compensation Committee.
(2)	Member of our Audit Committee.
(3)	Member of Nominating and Corporate Governance Committee.

Steve (Sencuo) Ro has served on our board as Chairman of our board of directors since July 1998 and has served as our President and Chief Executive Officer since April 1999. Since April 2005, Mr. Ro also serves as Chairman of the board of directors of Ulead Systems, Inc. From April 1998 to November 2000, Mr. Ro served as Chairman and Chief Executive Officer of Rosun Technologies, Inc., a manufacturer of ADSL chipsets, and served as a director of Rosun Technologies until March 2001. Rosun Technologies filed for bankruptcy in November 2001. Mr. Ro was the co-founder of LuxSonor Semiconductors (which was acquired by Cirrus Logic, Inc.), a company that designs VCD and DVD semiconductors for the PC and consumer markets. Mr. Ro served as Vice President of Marketing and Sales at LuxSonor from August 1995 to April 1998. Prior to LuxSonor, Mr. Ro served as the Director of Sales and Marketing at NexGen Microsystems, Inc. (which went public in 1995 and was later acquired by Advanced Micro Devices, Inc.), a manufacturer of CPU chipsets, from January 1988 to August 1995. Mr. Ro earned an MBA from National University in San Jose, California and an MS in computer science from California State University at Chico.

George Haber has served on our board of directors since June 2001. Mr. Haber is the chairman of Mobilygen, a company that specializes in digital hardware and software development for the wireless communications and digital TV markets. In August 1997, Mr. Haber founded GigaPixel, a provider of 3-D graphics technology, and served as its President and Chief Executive Officer from August 1997 to September 2000. GigaPixel was subsequently acquired by 3Dfx. In 1993, Mr. Haber co-founded CompCore Multimedia, a provider of technology for multimedia compression, and served as its President and Chief Executive Officer from 1993 to 1996. CompCore Multimedia was subsequently merged with Zoran Corporation. From 1992 to 1993, he managed the SGI-Toshiba project which culminated in the 3-D engine for SGI’s INDY-2 professional workstation. From 1989 to 1992, Mr. Haber was with Sun Microsystems as a project manager responsible for the design and integration of the floating-point unit in the UltraSPARC chip. Mr. Haber serves on the board of directors of Mobilygen. Mr. Haber received a BSEE from Technion Israel Institute of Technology.

Joseph Liu has served on our board of directors since June 2001. Mr. Liu is one of the founders of Oplink Communications, Inc., a company that manufactures fiber optic networking components and integrated optical modules, and served as its Chief Executive Officer from September 1999 to November 2001 and from October 2002 to the present. Mr. Liu also served as Chairman of the Board of Oplink Communications from 1995 to May 2000 and from November 2001 to August 2002. From 1994 to August 1999, Mr. Liu was the General Partner of Techlink Technology Ventures. Prior to 1994, Mr. Liu spent ten years as Chairman and Chief Executive Officer of Techlink Semiconductor and Equipment Corp., a semiconductor equipment and technology company. In addition to serving on the boards of directors of Oplink Communications and Syscan, Inc., Mr. Liu also serves as a director for several privately-held companies involved in semiconductor integrated circuit design and manufacturing. Mr. Liu received a BS from Chinese Cultural University in Taiwan and an MS from California State University, Chico.

Henry Shaw has served on our board of directors since September 2000. Since August 1996, Mr. Shaw has served as the Executive Managing Director of AsiaVest Partners, TCW/YFY (Taiwan), Ltd., which specializes in venture capital investment, where Mr. Shaw is responsible for assessing potential investments. Mr. Shaw was Vice President of Tanspac Capital Pte. Ltd., which specializes in regional equity investment, from 1993 to 1996 and the Chief Financial Officer of Mosel-Vitelic, Inc., a publicly-listed semiconductor memory company in Taiwan, from 1984 to 1993. Mr. Shaw serves on the board of directors of Semiconductor Manufacturing International corporation (Nasdaq: SMIC) and a number of companies in Taiwan, including Ulead Systems, Inc. since April 2005. Mr. Shaw received an MBA from National Cheng-Chi University in Taiwan in 1978.

Joseph Zaelit has served on our board of directors since November 2003. Mr. Zaelit also serves on the Board of GoRemote Communications, Inc., a company that provides secure managed broadband and remote access solutions to enterprises and service providers. From July 2002 to February 2003, Mr. Zaelit served as Executive Vice President and Chief Financial Officer of Celestry Design Technologies, Inc., a company involved in the development and sale of design automation products. Prior to that, from January 1999 to November of 2001, Mr. Zaelit served as Senior Vice President Finance & Administration and Chief Financial Officer of GoRemote Communications, Inc. and from 1994 to 1998 Mr. Zaelit served as Senior Vice President and Chief Financial Officer of VeriFone, Inc., a manufacturer of electronic payment equipment. Mr. Zaelit received a B.S. in Accounting from the University of Utah in 1968, and received an MBA from the University of Utah in 1969 and is a Certified Public Accountant licensed in the State of California.

There is no family relationship among any of the executive officers, directors and nominees. The Board has determined that each of George Haber, Joseph Liu, Joseph Zaelit and Henry Shaw are “independent” under the applicable corporate governance rules of Nasdaq.

Board Meetings and Committees

The Board held a total of 10 meetings during Fiscal 2004.

During Fiscal 2004, each director attended more than 75% of the meetings of the Board and meetings of committees upon which such director served.

No director has resigned from the Board since January 1, 2004.

The Board has designated an Audit Committee currently consisting of four members: Joseph Zaelit, Joseph Liu, George Haber and Henry Shaw. This committee oversees the Company’s financial reporting process and procedures, is responsible for the appointment and terms of engagement of the Company’s independent public accountants, reviews and approves the Company’s financial statements, and coordinates and approves the activities of the Company’s internal and external auditors. The Board has determined Joseph Zaelit is an “audit committee financial expert” and all members of the Audit Committee are “independent” in accordance with the applicable regulations of the Securities and Exchange Commission (“SEC”) and the applicable corporate governance rules of the Nasdaq. The Audit Committee held six meetings during Fiscal 2004. A copy of the Company’s Amended and Restated Audit Committee Charter is included as Appendix A to this Proxy Statement.

The Board has designated a Compensation Committee consisting of three members: Joseph Liu, Joseph Zaelit and Henry Shaw. This committee is responsible for establishing compensation guidelines for executives of the Company, reviewing and approving executive bonus plans and providing guidance with respect to other compensation issues, such as stock option grants and act as administrator of the Company’s 1998 Stock Plan, 2003 Stock Plan, and 2003 Employee Stock Purchase Plan. All members of the Compensation Committee are “independent” in accordance with the applicable corporate governance rules of the Nasdaq. The Compensation Committee held one meeting during Fiscal 2004.

The Board has designated a Corporate Governance and Nominating Committee consisting of two members: Joseph Zaelit and Joseph Liu. This committee is responsible for the development of general criteria regarding the qualifications and selection of board members, recommending candidates for election to the Board, developing overall governance guidelines and overseeing the overall performance of the Board. All members of the Corporate Governance and Nominating Committee are “independent” in accordance with the applicable corporate governance rules of the Nasdaq. The Corporate Governance and Nominating Committee held no meetings in Fiscal 2004. The charter for the Corporate Governance and Nominating Committee is included as Appendix B to this Proxy Statement.

Nomination Process

The Board has adopted guidelines for the identification, evaluation and nomination of candidates for director. The Corporate Governance and Nominating Committee considers the suitability of each candidate, including any candidates recommended by stockholders holding at least 5% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the commendation for nomination. If the Corporate Governance and Nominating Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. In evaluating the suitability of each candidate, the Corporate Governance and Nominating Committee will consider issues of character, judgment, independence, expertise, diversity of experience, length of service, other commitments and the like. While there are no specific minimum qualifications for director nominees, the ideal candidate should exhibit (i) independence, (ii) integrity, (iii) qualifications that will increase overall Board effectiveness and (iv) meet other requirements as maybe required by applicable rules, such as financial literacy or expertise for audit committee members. The Corporate Governance and Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to InterVideo, Inc., Corporate Secretary, 46430 Fremont Boulevard, Fremont, CA 94538, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and InterVideo, Inc. within the last three years and evidence of the nominating person’s ownership of Company stock. However, a stockholder that wishes to nominate a candidate directly for election to the Board must follow the nomination procedures set forth above in the section entitled “Deadline for Receipt of Stockholder Proposals for Fiscal 2005.”

Stockholder Communications

The Board has approved a Stockholder Communication Policy to provide a process by which stockholders may send communications to the Board. You may contact any of our directors by writing to them, c/o InterVideo, Inc., 46430 Fremont Blvd., Fremont, CA 94538, Attention: Randall Bambrough, Corporate Secretary. At least quarterly, or more frequently as may be appropriate, the corporate secretary will forward the original stockholder communication along with any responses or summaries to the Board members(s) (or lead committee member, if the communication is addressed to a committee) for review.

Director Compensation

Directors who are not employees of the Company (“Outside Directors”) receive no annual retainer. Each Outside Director is paid $3,000 for each meeting of the Board attended in person, $1,000 for each committee meeting attended in person and the Company pays all of the expenses incurred in attending Board and committee meetings. Employee directors are not compensated for their service on the Board or on committees of the Board.

Options to purchase shares of the Company’s common stock are granted to Outside Directors under the 2003 Stock Plan (the “Plan”) in accordance with an automatic, non-discretionary grant mechanism. However, Directors are also eligible to receive discretionary grants under the Plan. The Plan provides, with respect to Outside Directors, for an automatic, non-discretionary grant on the date each director first becomes an Outside Director of a nonstatutory option to purchase 20,295 shares of the Company Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, the Plan provides for an automatic, non-discretionary grant to each Outside Director of a nonstatutory option to purchase 5,412 shares of the Company Common Stock on the date of each annual meeting of the stockholders of the Company.

Required Vote

The two nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority, will be counted as present for purposes of determining the presence or absence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed KPMG LLP (“KPMG”), independent auditors, to audit the financial statements of the Company for Fiscal 2005. KPMG has audited the Company’s financial statements since the Company’s 1999 fiscal year. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to ratify the appointment of KPMG. If there is a negative vote on such ratification, the Audit Committee will reconsider its selection, but the Audit Committee has the ultimate authority to retain and terminate auditors.

Audit Fees

During fiscal years 2004 and 2003, we retained our independent registered public accounting firm, KPMG, to provide services in the following categories and amounts:

	Fiscal Year
	2004		2003
	Amounts in thousands
Audit Fees	$1,820,700	(1)	$512,300
Audit-related Fees	136,800		378,500
Tax Fees	0		0
Others	0		0

Total	$1,957,500		$890,800

(1)    Amount reflects fees billed to date for services rendered in connection with our integrated audit of the financial statements and internal control for fiscal 2004. Additional fees will be billed for these fiscal 2004 services.

Audit Fees

Audit fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Audit-related Fees

Audit-related Fees consist of assurance and related services by KPMG that are reasonably related to the performance of the audit or review of InterVideo’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category are for services performed related to accounting consultations and due diligence in connection with strategic transactions.

Tax Fees

The Company did not engage KPMG to perform any tax services for fiscal year 2003 and 2004.

The charter of the Company’s Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services provided to the Company by the independent auditors or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG AS INDEPENDENT AUDITORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 15, 2005 information relating to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director (or nominee), (iii) each of the named executive officers named in the Summary Compensation Table, (iv) and all directors and executive officers as a group.

Unless otherwise indicated, the address of each beneficial owner listed below is InterVideo, Inc., 46430 Fremont Boulevard, Fremont, CA 94538.

Name of Beneficial Owner	Number of shares beneficially owned	Percentage of shares beneficially owned(1)
Executive Officers and Directors
Steve Ro(2)	752,114	5.3%
Randall Bambrough(3)	192,654	1.4
Honda Shing(4)	1,121,353	8.1
Chinn Chin(5)	1,001,393	6.8
Raul Diaz(6)	129,653	*
Henry Shaw(7)	48,651	*
George Haber (8)	32,472	*
Joseph Liu(9)	32,472	*
Joseph Zaelit(10)	16,123	*
All directors and executive officers as a group (11 persons)(11)	3,385,859	22.2%
Other 5% Stockholders
Spot Master Investment Limited(12) 6F, #16 Mucha St. Alley 9, Section 4 Mucha Wenshan District Taipei, Taiwan ROC	2,083,620	15.1
Royce and Associates LLC(13) 1414 Avenue of America New York, NY 10019	1,694,000	12.2
Coghill Capital Management LLC(14) One North Wacker Drive, Suite 4725 Chicago, IL 60606	1,261,263	9.1

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of April 15, 2005 are considered to be beneficially owned by such person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder’s percentage ownership in the following table is based upon 13,848,513 shares of common stock outstanding as of April 15, 2005 plus, with respect to each officer and director, the number of shares of common stock subject to options held by such officer or director exercisable within 60 days of April 15, 2005. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name. The (*) indicates less than one percent ownership.
(2)	Includes 319,154 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005.
(3)	Includes 36,446 shares of our of our common stock issuable under options exercisable within 60 days of April 15, 2005.
(4)	Includes 87,233 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005.

(5)	Includes 790,153 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005. Includes 3,000 shares held by him as custodian for his children. Chinn Chin disclaims beneficial ownership of these shares.
(6)	Includes 99,415 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005.
(7)	Includes 6,145 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005.
(8)	Includes 5,412 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005 and 564 shares of our common stock subject to our right of repurchase as of April 15, 2005.
(9)	Includes 5,412 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005 and 564 shares of our common stock subject to our right of repurchase as of April 15, 2005.
(10)	Includes 16,123 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005.
(11)	Includes 1,424,467 shares of our common stock issuable under options exercisable within 60 days of April 15, 2005, 1,128 shares subject to the Company’s right of repurchase, and 58,974 shares of common stock subject to an option held by Mike Ling exercisable within 60 days of April 15, 2005.
(12)	Li-Chun Lo, Steve Ro’s brother, has sole voting and dispositive powers over the shares held of record by Spot Master Investment Limited.
(13)	Royce and Associates, LLC filed with the SEC on January 31, 2005 a Schedule 13-G/A reporting the above stock ownership as of December 31, 2004. Royce and Associates reports that it has sole voting and dispositive power with respect to such shares.
(14)	Coghill Capital Management, L.L.C. filed with the SEC on February 10, 2005 a Schedule 13-G reporting the above stock ownership as of December 31, 2004. Coghill Capital Management, L.L.C, CCM Master Qualified Fund, Ltd. and Clint D. Coghill share voting and dispositive powers with respect to such shares.

EXECUTIVE OFFICERS

Executive Officers

The names of each of the Company’s executive officers and certain information about them, are set forth below:

Steve Ro	47	President and Chief Executive Officer
Randall Bambrough	49	Chief Financial Officer
Honda Shing	43	Chief Technology Officer
Chinn Chin	44	Vice President of Engineering
Raul Diaz	42	Vice President of Sales
Mike Ling	49	Vice President of Marketing
Christine Wong	31	Vice President and General Counsel

Steve (Sencuo) Ro has served on our board of directors since July 1998 and has served as our President and Chief Executive Officer since April 1999. Since April 2005, Mr. Ro also serves as Chairman of the board of directors of Ulead Systems, Inc. From April 1998 to November 2000, Mr. Ro served as Chairman and Chief Executive Officer of Rosun Technologies, Inc., a manufacturer of ADSL chipsets, and served as a director of Rosun Technologies until March 2001. Rosun Technologies filed for bankruptcy in November 2001. Mr. Ro was the co-founder of LuxSonor Semiconductors (which was acquired by Cirrus Logic, Inc.), a company that designs VCD and DVD semiconductors for the PC and consumer markets. Mr. Ro served as Vice President of Marketing and Sales at LuxSonor from August 1995 to April 1998. Prior to LuxSonor, Mr. Ro served as the Director of Sales and Marketing at NexGen Microsystems, Inc. (which went public in 1995 and was later acquired by Advanced Micro Devices, Inc.), a manufacturer of CPU chipsets, from January 1988 to August 1995. Mr. Ro earned an MBA from National University in San Jose, California and an MS in computer science from California State University at Chico.

Randall Bambrough joined us in March 2001 as Chief Financial Officer. Prior to joining us, Mr. Bambrough was Vice President of Finance at Optibase Ltd., a provider of digital media transmission devices, from December 2000 to March 2001. Prior to that, Mr. Bambrough was Chief Financial Officer of View Graphics, Incorporated (which was acquired by Optibase) from June 2000 to December 2000. From January 1999 to June 2000, Mr. Bambrough was Chief Financial Officer at Decide.com, a company that sold consumer telecommunications products. Mr. Bambrough served as Chief Financial Officer and Secretary from August 1995 to January 1999 and in various senior financial management roles from June 1992 to July 1995 at Castelle, a manufacturer of specialized network devices. Mr. Bambrough earned a BS in business management from Brigham Young University, another BS in accounting from Weber State University and an MBA from Utah State University.

Honda Shing joined us in July 1998 as our Chief Technology Officer. From December 1995 to April 1998, Dr. Shing worked as an independent consultant developing tools for the rapid development of application software systems. From May 1992 to November 1995, Dr. Shing served as Senior Software Engineer at Unisys Corporation, a company that develops and markets computer hardware, software and services. Dr. Shing earned a PhD in computer science from Michigan State University.

Chinn Chin has served as our Vice President of Engineering since July 1998. Mr. Chin was the Director of Software Engineering for LuxSonor Semiconductors from July 1996 to July 1998, where he was in charge of firmware, chip verification and driver and application development. Mr. Chin earned a BS in computer engineering from National Chiao Tung University and an MS in computer science from California State University at Chico.

Raul Diaz has served as our Vice President of Sales since March 2002. He served as our Vice President of Marketing from June 2001 to March 2002 and Vice President of Business Development from September 1999 to June 2001. Mr. Diaz was the Senior Director of the Advanced Technology Lab Group, responsible for research and development relating to multimedia products, at STMicroelectronics, a semiconductor company, from July

1998 to September 1999. From June 1996 to June 1998, Mr. Diaz was the Director of Marketing at LuxSonor Semiconductors. From October 1988 to June 1996, Mr. Diaz served in many capacities at STMicroelectronics, most recently as the Director of Strategic Programs, where he was responsible for research and development relating to DVD products. Mr. Diaz earned a BS in electrical engineering from Yale University.

Mike Ling has served as our Vice President of Marketing since March 2002. Prior to joining us, Mr. Ling served as General Manager and Vice President of Business Development at Cyberlink Corporation, a software company, from January 1999 to March 2002. From October 1997 to January 1999, Mr. Ling served as Regional Director of Marketing for Asia Pacific at Intel Corporation. Mr. Ling earned a BS in computer science from National Chiao Tung University and an MS in computer science from California Polytech State University.

Christine Wong has served as our Vice President and General Counsel since February 2005. Prior to joining us, Ms. Wong was an attorney with the law firm of Wilson Sonsini Goodrich & Rosati, P.C. Ms. Wong earned a BA in economics from Stanford University and a JD from Stanford Law School.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and regulations of the SEC thereunder require the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during Fiscal 2004 all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

Certain Relationships and Related Transactions

Other than as described below, since January 1, 2004, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of 5% or more of any class of our voting stock or any member of their immediate family had or will have a direct or indirect material interest.

In March 2001, in connection with the purchase by Randall Bambrough, our Chief Financial Officer, of 162,360 shares of our common stock, we loaned Mr. Bambrough $600,000 at an interest rate of 5.07%. This note is secured by the shares purchased and is full recourse. As of December 31, 2004, the amount outstanding was $714,000. Principal and interest on the note become due and payable on the earlier of March 22, 2006 or the first anniversary of the termination of Mr. Bambrough’s employment. This loan was entered before the Company was subject to Section 402 of Sarbanes-Oxley Act of 2002 and is not subject to the prohibition contained therein against loans by the Company to officers and directors.

In December 2001, in connection with the purchase by each of George Haber and Joseph Liu, two of our directors at the time, of 27,060 shares of our common stock, we loaned each of Mr. Haber and Mr. Liu $100,000 at an interest rate of 5.07%. These notes are secured by the shares purchased and are full recourse. As of December 31, 2004, the amount outstanding under each of these notes was $0 and $116,000 respectively. Principal and interest on the notes become due and payable on December 11, 2006 or the first anniversary of the termination of their service as directors. These loans were entered into before the Company was subject to Section 402 of Sarbanes-Oxley Act of 2002 and are not subject to the prohibition contained therein against loans by the Company to officers and directors.

Please see descriptions under “Executive Officer Compensation” and “Change of Control Agreements”, which are described below.

We have entered into an indemnification agreement with each of our directors and officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

It is our current policy that all transactions between us and our officers, directors, 5% stockholders and their affiliates will be entered into only if these transactions are approved by our audit committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers (the “Named Executive Officers”), information concerning compensation for services to the Company in all capacities.

	Annual Compensation			Long Term Compensation	All other Compensation(1)
Name & Position	Year	Salary	Bonus	Stock underlying Options & SARS
Steve Ro Chief Executive Officer & President	2004 2003 2002	240,000 150,000 150,000	84,800 60,000 100,000	100,000 * 81,180	4,175 3,641 3,305

Randall Bambrough Chief Financial Officer	2004 2003 2002	200,000 180,000 139,846	53,500 20,000 45,000	40,000 * 27,060	2,668 2,475 7,908

Honda Shing Chief Technology Officer	2004 2003 2002	150,000 150,000 150,000	33,000 15,000 40,000	30,000 * 27,060	2,075 3,932 3,542

Chinn Chin Vice President of Engineering	2004 2003 2002	150,000 150,000 150,000	30,750 15,000 40,000	30,000 * 27,060	3,173 3,036 3,020

Raul Diaz Vice President of Sales	2004 2003 2002	140,000 140,000 140,000	74,250 50,000 41,000	30,000 * 27,060	1,583 1,545 1,539

(1)	Represents life insurance premiums paid by us for policies under which we are not the beneficiary, health club memberships and company-sponsored vacation.

Stock Option Grants in last fiscal year

The following table sets forth information regarding options granted to our named executives officers during the fiscal year ended December 31, 2004. We have never granted any stock appreciation rights. All options were granted pursuant to the 2003 Stock Option Plan.

	Individual grants				Potential realizable value at assumed annual rates of stock price appreciation for option term(4)
	Number of shares of common stock underlying options granted(1)	Percent of total options granted to employees in fiscal year(2)	Exercise price per share(3)	Expiration date
Name					5%	10%
Steve Ro	100,000	10.0%	$14.17	2/2/14	$891,144	$2,258,333
Randall Bambrough	40,000	4.0	14.17	2/2/14	356,457	903,333
Honda Shing	30,000	4.5	14.17	2/2/14	267,343	677,500
Raul Diaz	20,000	4.5	14.17	2/2/14	267,343	677,500
Chinn Chin	30,000	4.5	14.17	2/2/14	267,343	677,500

(1)	These options vest as to 25% of the shares 12 months after the vesting commencement date and as to 1/48 of the shares at the end of each successive month of employment thereafter.
(2)	The percentage of total options granted is based on an aggregate of 1,004,949 options granted by us during the fiscal year ended December 31, 2004 to our employees.
(3)	Options were granted with an exercise price per share equal to the fair market value of our common stock on the date of grant, as determined by our board of directors.
(4)	The potential realizable values are net of exercise price but do not take into account the payment of taxes associated with exercise. The amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices.

Aggregated Option Exercises in Fiscal 2004 and Year-End Values

	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Total Number of Unexercised Options Held at December 31, 2004 (#)		Value of Unexercised, In-the- Money Options Held at December 31, 2004 ($)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Steve Ro	—	—	275,673	121,987	$2,790,337	$151,767
Randall Bambrough	—	—	19,731	47,329	151,731	56,360
Honda Shing	—	—	73,851	37,329	850,736	52,256
Chinn Chin	60,000	$672,800	876,771	37,329	11,402,188	52,256
Raul Diaz	54,648	603,472	94,971	37,329	1,112,546	56,360

(1)	Fair market value of underlying securities at exercise minus the exercise price.
(2)	Calculated based upon the closing price of our common stock on December 31, 2004 ($13.23) less the share price to be paid upon exercise. There is no guarantee that if and when these options are exercised they will have this value.

Equity Compensation Plans Information

The following table gives information about our common stock that may be issued under our existing equity compensation plans as of December 31, 2004 (in actual amounts):

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	3,085,676	$6.11	1,109,565	(1)
Equity compensation plans not approved by stockholders	N/A	N/A	N/A

(1)	Includes 371,131 shares that are reserved for issuance under the 2003 Employee Stock Purchase Plan. The 2003 Stock Plan provides for annual increases in the number of shares available for issuance under the plan on the first day of each fiscal year, equal to the lesser of (i) 5% of the outstanding shares of our common stock on the first day of the applicable fiscal year, (ii) 1,082,000 shares or (iii) another amount as the Board of Directors may determine. In addition, the 2003 Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance under the plan on the first day of each fiscal year, equal to the lesser of (i) 1.5% of the outstanding shares of our common stock on the first day of the applicable fiscal year, (ii) 216,000 shares or (iii) another amount as the Board of Directors may determine.

Change-of-Control Agreements

Under an agreement with Randall Bambrough, if Mr. Bambrough’s employment is terminated without cause, or Mr. Bambrough leaves his employment for good reason, we are required to pay his base salary and benefits for a period of 12 months. In addition, if such termination occurs prior to a change of control of the company, the vesting of Mr. Bambrough’s stock options will accelerate as to 50% of the unvested shares. If such termination occurs within twelve months after a change of control, all remaining unvested stock options will immediately vest. Change of control is defined as a sale of substantially all of our assets, a merger or consolidation in which we are not the surviving corporation or any transaction involving the transfer of greater than 50% of our voting power.

We have entered into change of control agreements with Steve Ro, Chinn Chin and Raul Diaz that provide for full acceleration of all unvested options in the event the employee is involuntarily terminated without cause within one month prior to or 13 months following a change of control of the company. A change of control is defined as a plan of complete liquidation, a sale of all or substantially all of our assets or a merger or consolidation involving the transfer of more than 50% of the total voting power represented by our then outstanding voting securities.

Under an agreement with Christine Wong, if Ms. Wong’s employment is terminated without cause or if she resigns from her employment for good reason, the vesting of Ms. Wong’s stock options granted during her employment will accelerate as to 50% of the unvested shares. In addition, if such termination occurs within one month prior to or twelve months after a change of control, all remaining unvested stock options will immediately vest. Change of control is defined as a sale of substantially all of our assets, a merger or consolidation in which we are not the surviving corporation or any transaction involving the transfer of greater than 50% of our voting power.

COMPENSATION COMMITTEE REPORT

Introduction

The Compensation Committee of the Board consists of Joseph Liu, Henry Shaw and Joseph Zaelit. None of these individuals has any interlocking relationships and all qualify as “outside directors” and “non-employee directors” as defined by the Internal Revenue Code of 1986, as amended, and the 1934 Act, respectively.

The Compensation Committee has overall responsibility for reviewing and approving the Company’s compensation of executive officers and administering the Company’s equity compensation plans. The Compensation Committee also reviews and makes recommendations to the Board regarding general compensation goals and guidelines for the Company’s employees and the criteria by which bonuses and stock compensation awards to the Company’s employees are determined. The Compensation Committee reviews the Company’s plans to develop and retain leadership talent as well as to execute on short and long-term business strategies. The Compensation Committee also reviews the performance and succession of all the Company’s executives.

Executive Compensation Policy

The Company has a “pay for performance” compensation philosophy for its employees, including its executive officers. The Company’s executive compensation policies are designed to attract and retain experienced and talented executive officers critical to the success of the Company, and to provide incentives for such individuals to maximize the Company’s corporate performance and accomplishment of strategic objectives. Total compensation for the Company’s executives includes base salary, performance bonus, executive perquisites, and participation in the Company’s qualified and non-qualified employee benefit plans. As the Compensation Committee applies this compensation philosophy in determining appropriate executive compensation levels and other compensation factors, the Compensation Committee reaches its decisions with a view towards the Company’s overall financial performance. Specifically, executive compensation (including that of the Chief Executive Officer) is linked to the Company’s revenue growth and net income for the previous year.

Executive Officer Compensation Components

The principal components of the compensation for executive officers are described below:

Base Salary

Base salaries for executive officers are set by the Compensation Committee, in consultation with the CEO, after considering factors such as position and responsibility, the competitive environment, corporate size, corporate performance and overall experience and contribution levels of the individuals. The Company obtains competitive compensation information from publicly disclosed documents of peer companies, which include both direct competitors of the Company and other companies in competition for similar executive talent.

In Fiscal 2004, the Compensation Committee approved increases in the base salaries of the Chief Executive Officer and Chief Financial Officer after considering third party data and individual contribution.

Performance bonus

Executive officers are eligible to earn a performance target bonus amount as determined by the Compensation Committee. An additional bonus may be provided annually based upon each executive officer’s performance for the year and the Company’s overall financial performance. The performance goals and business criteria are based upon the execution of the Company’s operating plan and the achievement of certain operating income target levels. The Compensation Committee reviewed and discussed the performance of each executive officer, other than the Chief Executive Officer, during Fiscal 2004 with the Chief Executive Officer of the Company and approved the bonus amounts for Fiscal 2004 as set forth above under “Summary Compensation Table”.

Long-Term Incentive Compensation

The Company’s 2003 Stock Plan (“Plan”) provides for long-term incentive compensation for employees of the Company, including executive officers. A key component of the total compensation package for the Company’s executive officers is the grant of stock option awards. An important objective of long-term incentive compensation is to align the interests of executive officers with those of the Company’s stockholders by providing a significant equity interest in the Company. Option awards directly tie executive compensation to the performance of the Company’s Common Stock, thereby providing incentive for such executive officers to maximize stockholder value. The Compensation Committee is responsible for determining, subject to the terms of such plan, the individuals to whom grants should be made, the timing of grants, the exercise price and the number of shares subject to each grant.

In granting options to the executive officers under the Plan, the Compensation Committee bases the size of stock option awards on considerations such as the value of options awarded to individuals in comparable positions at peer group companies, the Company’s and the individual’s performance against plan, the number of options currently held by the executive officer and the percentage of total option grants allocated to executive officers. The Plan also utilizes vesting periods to encourage retention of executive officers and to reward long-term commitment to the Company.

Chief Executive Officer Compensation

As with other executive officers, Mr. Ro’s compensation reflects the Company’s “pay for performance” philosophy. The process of determining the compensation for Mr. Ro and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the Company’s executive officers.

For Fiscal 2004, Mr. Ro’s base salary increased to $240,000 and an option to purchase 100,000 shares of InterVideo Common Stock was granted to him. Mr. Ro also received a bonus of $84,800 based upon the Company’s achievement of the pre-established bonus targets.

Tax Deductibility of Executive Compensation

Under Section 162(m) of the Internal Revenue Code, the Company generally receives a federal income tax deduction for compensation paid to any of its named executive officers only if the compensation is less than $1,000,000 or is “performance-based” under Section 162(m). The 2003 Stock Plan has been designed to permit the Committee to grant awards that are exempt from the $1,000,000 limitation of Section 162(m). Thus, the Company may continue to receive a federal income tax deduction for such compensation, to the extent a deduction is otherwise allowable. The Committee retains the discretion to pay nondeductible compensation to the extent consistent with the Company’s interests and taking into consideration the financial effects such action may have on the Company.

Conclusion

The Compensation Committee believes that the Company’s total compensation policy:

•	Aligns executives’ interests with that of the Company

•	Links executive compensation directly to corporate performance

•	Assists in attracting and retaining experienced and talented executives

The Compensation Committee will continue to monitor the Company’s compensation philosophy and programs to ensure effectiveness, appropriateness and alignment with the Company’s corporate performance.

Submitted by Members of the Compensation Committee:

Joseph Liu

Henry Shaw

Joseph Zaelit

This report of the Compensation Committee of the Board of Directors shall not be deemed “soliciting material,” nor is it to be filed with the SEC, nor incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during Fiscal 2004 were Messrs. Liu, Shaw and Zaelit. No Compensation Committee member was at any time during Fiscal 2004, or at any other time, an officer or employee of InterVideo or any of its subsidiaries.

No executive officer of InterVideo serves on the board of directors or compensation committee of any entity that has one or more executive officers serving on InterVideo’s Board or Compensation Committee.

STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, from the effective date of the initial public offering of InterVideo’s common stock (July 17, 2003) through December 31, 2004 for InterVideo, Standard & Poor’s 500 Composite Stock Index (S&P 500), and an industry peer index consisting of Pinnacle Systems, Inc., Real Networks, Inc., Roxio, Inc., and Sonic Solutions, Inc. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company’s Common Stock.

This graph was plotted using the following data:

	17-Jul-03	30-Sep-03	31-Dec-03	31-Mar-03	30-Jun-04	30-Sep-04	31-Dec-04
InterVideo Inc.	$100	$153	$84	$75	$92	$86	$94
S&P 500®	$100	$104	$121	$122	$125	$123	$134
Custom Composite Index (4 Stocks)	$100	$99	$90	$97	$100	$71	$103

The information contained in the Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee has a duly adopted charter which it reviews on an annual basis. The Audit Committee has determined that it had fulfilled its responsibilities under the Audit Committee Charter in Fiscal 2004. The Committee met a total of 6 times in Fiscal 2004.

The Board has reviewed the applicable Nasdaq corporate governance standards and relevant SEC rules relating to Audit Committee member independence and determined that each member of the Committee meets the applicable standards and rules.

The Audit Committee is responsible for recommending to the Board that InterVideo’s financial statements be included in InterVideo’s Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for Fiscal 2004. First, the Audit Committee discussed with KPMG, InterVideo’s independent auditors for Fiscal 2004, those matters KPMG is required to communicate to and discuss with the Audit Committee by Statement on Auditing Standards Board Standard No. 61, as amended (“Communication with Audit Committees”), including information concerning the scope and results of the audit. Second, the Audit Committee discussed KPMG’s independence with KPMG and received a letter from KPMG regarding independence as required by the Independence Standards Board Standard No. 1, as amended (“Independence Discussions with Audit Committees”). Finally, the Audit Committee reviewed and discussed with Company management and KPMG InterVideo’s audited consolidated balance sheets at December 31, 2004 and 2003, and consolidated statements of income, cash flows, and stockholders’ equity for the three years ended December 31, 2004. Based on these reviews and discussions, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that InterVideo’s Annual Report on Form 10-K include these financial statements.

Members of the Audit Committee

Joseph Zaelit

George Haber

Joseph Liu

Henry Shaw

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Company may recommend. Under the Company’s Bylaws, in order to be deemed properly presented, notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not less than ninety (90) nor more than one hundred and twenty (120) calendar days before the one year anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event the date of the annual meeting for next year will be changed by more than thirty (30) days, notice by the stockholder to be timely must be so received not later than the close of business on the later of ninety (90) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the 1934 Act, in his or her capacity as proponent of a stockholder proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Randall Bambrough

Randall Bambrough

Corporate Secretary

Dated: May 9, 2005

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

INTERVIDEO, INC.

(amended and restated July 31, 2003)

PURPOSE:

The Board of Directors of InterVideo, Inc. (the “Board” and the “Company,” respectively) has established an Audit Committee, whose purpose shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three (3) members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by act of Congress, the SEC or NASDAQ):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements, at the time of their appointment; and

•	At least one (1) member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible (in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors);

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three (3) years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its principal executive senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

The Audit Committee will meet at least four (4) times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance. The Audit Committee will meet separately with the Chief Executive Officer and separately with the principal financial officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Appendix B

CHARTER FOR THE

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

OF

INTERVIDEO, INC.

1. Status.

The Corporate Governance and Nominating Committee (the “Committee”) is a committee of the Board of Directors of InterVideo, Inc. (the “Company”).

2. Membership and Organization.

The Committee shall consist of no fewer than two members of the Board of Directors. All members of the Committee shall be appointed by the Board, shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed “Independent Directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”).

The Board may designate one member of the Committee as its Chair. The Committee, or its Chair, shall report orally to the full Board on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities. In performing its duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel and expert advisors.

The Committee may form and delegate authority to subcommittees when appropriate.

3. Responsibilities and Duties.

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

•	developing principles of corporate governance and recommending them to the Board for its consideration and approval;

•	reviewing annually the principles of corporate governance approved by the Board to ensure that they remain relevant and are being complied with; and

•	overseeing compliance by the Board and its committees with applicable laws and regulations, including those promulgated by the Securities and Exchange Commission and the Nasdaq Rules.

Board Composition, Evaluation and Nominating Activities

•	overseeing the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole;

•	reviewing the composition and size of the Board and determining the criteria for Board membership, including issues of character, judgment, diversity, age, expertise, corporate experience, length of service, other commitments and the like;

•	evaluating the performance of current Board members eligible for re-election and recommending the Director nominees for election to the Board by the stockholders at the annual meeting of stockholders;

B-1

•	identifying, considering and recommending candidates to fill new positions or vacancies on the Board, and reviewing any candidates recommended by stockholders. In performing these duties, the Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms;

•	evaluating director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and making recommendations to the Board regarding director compensation; and

•	reviewing and making recommendations to the Board with respect to the annual automatic grants of nonqualified stock options to non-employee Directors pursuant to the Company’s 2003 Stock Plan.

Board Committees

•	reviewing periodically the charter and composition of each Board committee and making recommendations to the Board for creating additional Board committees or changing the mandate or dissolving Board committees; and

•	recommending to the Board persons to be members of the various Board committees.

Conflicts of Interest

•	considering questions of possible conflicts of interest of Board members and of corporate officers; and

•	reviewing actual and potential conflicts of interest of Board members and corporate officers, and clearing any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.

B-2

Dated: June 9, 2005

INTERVIDEO, INC. c/o American Stock Transfer & Trust Company	VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to InterVideo.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERVIDEO, INC.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW AND THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

Election of Directors

1.	To elect two (2) directors to serve for the ensuing three year period or until their successors are duly elected and qualified.

Nominees:    (01) Henry Shaw, (02) Joseph Zaelit

☐	For All Nominees

☐	Withhold All Nominees

☐	Withhold authority to vote for any individual nominee. Write the nominee’s number on the line below.

Nominee’s number:

Vote On Company Proposals

	For	Against	Abstain
2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE, SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

Please indicate if you plan to attend this meeting	Yes	No
	☐	☐

Signature	Date	Signature (Joint Owners)	Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF INTERVIDEO, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held June 9, 2005

The undersigned hereby appoints Randall Bambrough and Steve Ro, and each of them, with full power of substitution, to represent the undersigned, and to vote all of the shares of stock in InterVideo, Inc. (the “Company”), a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 46430 Fremont Boulevard, Fremont, California 94538, USA on Thursday, June 9, 2005 at 10:00 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals set forth on the reverse side, and as more particularly described in the accompanying Proxy Statement dated May 9, 2005, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s Annual Report for the fiscal year ended December 31, 2004.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED HEREIN AND FOR PROPOSAL 2.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.